First Quarter Report

May 31, 2001


                            Pilgrim Prime Rate Trust


                                                              [LOGO] ING PILGRIM

                            Pilgrim Prime Rate Trust

                              FIRST QUARTER REPORT

                                  May 31, 2001


                                Table of Contents

     Portfolio Managers' Report .......................................   2
     Statistics and Performance .......................................   5
     Performance Footnotes ............................................   7
     Additional Notes and Information .................................   8
     Portfolio of Investments .........................................   9
     Statement of Assets and Liabilities ..............................  28
     Statement of Operations ..........................................  29
     Statements of Changes in Net Assets ..............................  30
     Statement of Cash Flows ..........................................  31
     Financial Highlights .............................................  32
     Notes to Financial Statements ....................................  34

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

Dear Shareholders:

Pilgrim Prime Rate Trust (the "Trust") invests in a diversified portfolio of non-investment grade senior secured floating rate loans made primarily to U.S. based corporations. During the quarter ended May 31, 2001, the Trust paid its 157th consecutive dividend. Based on $0.19 of dividends declared during the quarter and the average month-end net asset value ("NAV") per share of $7.87, the annualized distribution rate was 9.42%1, down from 10.29% as of February 28, 2001. This decline in the annualized distribution rate is consistent with Federal Reserve easing which began January 3, 2001.

CURRENT LOAN MARKET CONDITIONS

In our last quarterly review, we commented on the challenges facing credit market investors, namely a severe erosion in overall credit quality and the prospect for future deterioration based in part on a rapid deceleration in corporate earnings and capital spending. While the investment landscape remains volatile relative to historical standards, the leveraged loan market, clearly not immune to the issues affecting other capital markets, did enjoy a bit of a respite during the second quarter of 2001. Without question, investment decisions continue to be guided primarily by credit quality concerns, as high yield default levels remain stubbornly high. However, there are indications that the overall pace of new defaults is easing somewhat, and, importantly, most of the recent damage has been confined to a select number of industry sectors, primarily telecommunications and technology. Further, the Federal Reserve's unprecedented response to evidence the economy was slowing much more quickly than expected, an approximate 40% drop in the Fed Funds rate (six separate rate cuts) within a four month period, sparked a welcome up-tick in debt market primary transaction flow. In short, momentum, a phrase used sparingly over the course of the last year or so, appears to be building.

During the second quarter, new institutional leveraged loan deal flow totaled approximately $13 billion, a healthy 34% rise over the first quarter. In fact, the second quarter marked the first three-month period since the beginning of 2000 that institutional primary volume exceeded $10 billion. As in the broader bank market, refinancing activity continues to drive new business, accounting for the lion's share of the primary institutional flow during the quarter. Of continuing concern, however, is the lack of mergers and acquisition ("M&A") activity, the real propellant of new leveraged loan volume. New M&A activity remains anemic, having declined approximately 28% during the first half of the year, as compared to the same period in 2000. Until sponsor-driven M&A business materially increases, remaining fully invested in good quality primary market transactions will remain one of our most significant challenges.

In general, the value of a senior floating rate loan is effectively insulated from changes in market rates by way of its periodic reset feature. However, because loans are credit obligations, the asset class continues to be impacted by a high level of corporate defaults and public credit ratings downgrades. While the trend line improved modestly in the latter portion of the second quarter of this year, loan defaults remain at levels not seen since the credit crunch of the very early 1990s. As of June 30, 2001, according to Standard & Poor's, the lagging twelve-month default rate for leveraged loans based on the number of loan issuers improved slightly to 6.2% from 6.9% in May. As in the fixed income market, the high default environment has caused an overall deflation in loan values, particularly in those industry sectors vulnerable to capital investment disruption (e.g., developmental telecommunications, an area in which the Trust has been relatively inactive) and cyclical slowdown (e.g., retail, auto parts suppliers and chemical producers). The Trust has and will continue to underweight its exposure to these troubled sectors, investing in only those issues that we believe hold potential for significant return relative to the risk.

The Fed has mentioned that it expects domestic economic conditions to improve in the second half of the year, a sentiment echoed by a consensus of Wall Street economists. While there are indications that such optimism is warranted, we remain cautious and expect financial markets to remain volatile over the near-term. Although default rates may have peaked, high yield investors continue to work through problem credits originated during the late 1990s, a period characterized by free flowing junior capital and weak credit structures. However, the aggressive action on the part of the Federal Reserve, combined with emerging indications of economic stability, may well have set the stage for an improvement in credit conditions later in this year or the early part of 2002. We continue to work to position the Trust to take advantage of the opportunities for a sustained recovery in the high yield credit markets.

VALUATION OF THE TRUST'S ASSETS

The Trust's assets are valued daily in accordance with the Trust's Valuation Procedures adopted by the Board of Trustees. A majority of the Trust's assets are valued using market information supplied by a third party loan pricing service. However, the loans in which the Trust invests are not listed on any securities exchange or board of trade. Some loans are traded by institutional investors in an over-the-counter secondary market that has developed in the past several years. This secondary market generally has fewer trades and less liquidity than the secondary markets for other types of securities. Some loans have few or no trades. Accordingly, determinations of the market value of loans may be based on infrequent and dated trades. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of loans than for other types of securities.

Loans are normally valued at the mean of one or more bid and asked quotations obtained from a pricing service or other sources believed to be reliable. Loans for which reliable quotations are not available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serves as a "proxy" for changes in value. The Trust has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the "proxy" procedure described above.

It is expected that most of the loans held by the Trust will be valued with reference to quotations from the independent pricing service or with reference to the "proxy" procedure described above. In some instances market quotations may not be available or the Investment Manager may believe that the price for a loan derived from market quotations or the "proxy" procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager that it believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Trust's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940.

BORROWING AND LEVERAGE

The Trust has utilized financial leverage to seek to increase the yield to the holders of common shares. As of May 31, 2001, the Trust had $816 million of leverage outstanding, consisting of $450 million of `aaa/AAA' rated cumulative auction rate preferred shares, and $366 million under a $620 million revolving credit facility. Total leverage, as a percentage of total assets (including preferred shares), was 43.1% at quarter end. The average cost of all outstanding leverage as of the quarter end was 5.1%.

PERFORMANCE OF THE TRUST

Based on the aggregate dividend for the quarter ended May 31, 2001, and the average month-end NAV for the quarter, the annualized distribution rate was 9.42%, versus 10.29% and 10.03% at February 28, 2001 and November 30, 2000,
respectively. The decline in the annualized dividend rate is consistent with the decline in short-item interest rates since the beginning of the year. The Trust's annualized distribution rate based on the quarterly dividend and the average month-end closing prices for the Trust's Stock was 9.30%, which continues to represent an attractive yield advantage over many other variable and fixed income investment products.

The Trust also improved its level of diversification. At the end of the quarter, the Trust managed senior loans from 220 separate borrowers, with an average investment size of $8.3 million, compared to 207 borrowers with a $9.6 million average investment at February 28, 2001. These loans were diversified across 34

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industry sectors, the largest of which was Cellular Communications, representing approximately 9.6% of total assets. The single largest issuer within the Trust was Voicestream Wireless, at approximately 4.2% of total assets.

We thank you for your continued confidence and encourage your questions and comments.


/s/ Jeffrey A. Bakalar                  /s/ Daniel A. Norman

Jeffrey A. Bakalar                      Daniel A. Norman
Senior Vice President                   Senior Vice President
Co-Senior Portfolio Manager             Co-Senior Portfolio Manager

Pilgrim Prime Rate Trust
July 13, 2001

1. The distribution rate is calculated by annualizing dividends declared during the quarter and dividing the resulting annualized dividend by the Trust's average month-end net asset value (in case of NAV) or the average month-end NYSE Composite Closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This letter contains statements that may be "forward-looking statements." Actual results could differ materially from those projected in the "forward-looking statements."

The views expressed in this letter reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

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                            Pilgrim Prime Rate Trust

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STATISTICS AND PERFORMANCE as of May 31, 2001
--------------------------------------------------------------------------------

                            PORTFOLIO CHARACTERISTICS

Net Assets                                                        $1,524,529,224
Assets Invested in Senior Loans*                                  $1,815,834,633
Total Number of Senior Loans                                                 220
Average Amount Outstanding per Loan                               $    8,253,794
Total Number of Industries                                                    34
Average Loan Amount per Industry                                  $   53,406,901
Portfolio Turnover Rate (YTD)                                                14%
Weighted Average Days to Interest Rate Reset                             32 days
Average Loan Maturity                                                  62 months
Average Age of Loans Held in Portfolio                                 15 months

----------
*    Includes loans and other debt received through restructures

                          TOP TEN INDUSTRIES AS A % OF

                                                      NET ASSETS    TOTAL ASSETS
                                                      ----------    ------------
Cellular Communications                                   11.9%          9.6%
Hotels, Motels, Inns and Gaming                           10.9%          8.8%
Healthcare, Education and Childcare                        7.9%          6.3%
Buildings and Real Estate                                  7.6%          6.1%
Containers, Packaging and Glass                            6.0%          4.9%
Ecological                                                 5.4%          4.3%
Chemicals, Plastics and Rubber                             5.0%          4.0%
Leisure, Amusement, Motion Pictures and Entertainment      5.0%          4.0%
Printing and Publishing                                    4.5%          3.6%
Aerospace and Defense                                      4.3%          3.4%

                          TOP 10 SENIOR LOANS AS A % OF

                                                      NET ASSETS    TOTAL ASSETS
                                                      ----------    ------------
Voicestream Wireless Corporation                         5.2%           4.2%
Allied Waste Industries, Inc.                            4.6%           3.7%
Nextel Finance Co.                                       3.1%           2.5%
Starwood Hotels & Resorts Worldwide, Inc.                2.7%           2.1%
Stone Container Corp.                                    2.0%           1.6%
Wyndham International, Inc.                              1.9%           1.6%
Ventas Realty Limited Partnership                        1.9%           1.5%
Broadwing Corporation                                    1.8%           1.4%
Rodamco North America                                    1.7%           1.4%
Charter Communications Operating LLC                     1.5%           1.2%

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                            Pilgrim Prime Rate Trust

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STATISTICS AND PERFORMANCE as of May 31, 2001
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                          YIELDS AND DISTRIBUTION RATES

                                                               Average           Average
                                   (NAV)         (MKT)        Annualized       Annualized
                       Prime    30-Day SEC    30-Day SEC     Distribution     Distribution
Quarter-ended          Rate       Yield(A)      Yield(A)    Rate at NAV(B)    Rate at MKT(B)
-------------          ----       -------       -------     -------------     -------------
May 31, 2001           7.00%       11.20%        11.38%          9.42%            9.50%
February 28, 2001      8.50%       12.56%        12.51%         10.29%           10.44%
November 30, 2000      9.50%       11.94%        12.93%         10.03%           10.39%
August 31, 2000        9.50%       10.00%         9.94%          9.85%            9.79%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                         NAV              MKT
                                                        -----            -----
1 Year                                                  -2.21%           -1.69%
3 Years                                                  3.46%           -0.14%
5 Years                                                  5.32%            4.85%
10 Years                                                 6.53%             N/A
Since Trust Inception(F,H)                               7.32%             N/A
Since Initial Trading on NYSE(G)                          N/A             6.82%

Assumes rights were exercised and excludes sales charges and commissions (C,D,E)

                Performance data represents past performance and
                       is no guarantee of future results.

                      See performance footnotes on page 7.

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                            Pilgrim Prime Rate Trust

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PERFORMANCE FOOTNOTES
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(A)  Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing each monthly dividend, then averaging the annualized dividends declared for each month during the quarter and dividing the resulting average annualized dividend amount by the Trust's average net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

(D) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

(E) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

(F)  Inception Date -- May 12, 1988.

(G)  Initial Trading on NYSE -- March 9, 1992.

(H)  Reflects partial waiver of fees.

Performance data represents past performance and is no guarantee of future results. Investment return and principal value of an investment in the Trust will fluctuate. Shares, when sold, may be worth more or less than their original cost.

                            Pilgrim Prime Rate Trust

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ADDITIONAL NOTES AND INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program", formerly known as the Dividend Reinvestment and Cash Purchase Plan) which allows shareholders a simple way to reinvest dividends and capital gains distributions, if any, in additional shares of the Trust. The Program also offers Trust shareholders the ability to make optional cash investments in any amount from $100 to $5,000 on a monthly basis. Amounts in excess of $5,000 require prior approval of the Trust. DST Systems, Inc., the Trust's Transfer Agent, is the Administrator for the Program.

For dividend reinvestment purposes, the Administrator will purchase shares of the Trust on the open market when the market price plus estimated commissions is less than the net asset value on the valuation date. The Trust may issue new shares when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the Administrator when the market price plus estimated commissions is less than the net asset value on the valuation date. New shares may be issued by the Trust when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or our Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES -- Calendar 2001 Dividends:

DECLARATION DATE        EX-DATE            PAYABLE DATE
----------------        -------            ------------
January 31              February 8         February 23
February 28             March 8            March 22
March 30                April 6            April 23
April 28                May 8              May 22
May 31                  June 7             June 22
June 29                 July 6             July 23
July 31                 August 8           August 22
August 31               September 7        September 22
September 28            October 8          October 22
October 31              November 8         November 23
November 30             December 6         December 24
December 21             December 27        January 11, 2002

Record date will be two business days after each Ex-Date. These dates are subject to change.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). Effective November 16, 1998 the Trust's name changed to Pilgrim Prime Rate Trust and its cusip number became 72146W 10 3. Prior to November 16, 1998 the Trust's name was Pilgrim America Prime Rate Trust and its cusip number was 720906 10 6. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

                            Pilgrim Prime Rate Trust

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PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Senior Loans

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Aerospace and Defense: 4.3%

               Alliant Techsystems, Inc.                     Ba2       BB-
$ 3,000,000    Term Loan, maturing April 20, 2009                               $    3,041,517

               Avborne, Inc.                                  NR        NR
 14,585,426    Term Loan, maturing June 30, 2003                                    14,366,645

               Erickson Air-Crane Company                     NR        NR
  8,597,338    Term Loan, maturing December 31, 2004                                 8,590,974

               New Piper Aircraft, Inc.                       NR        NR
  8,617,117    Term Loan, maturing April 15, 2005                                    8,509,403

               Piedmont Aviation Services                     NR        NR
  6,299,859    Term Loan, maturing July 23, 2006                                     6,236,860
  6,299,859    Term Loan, maturing July 23, 2007                                     6,236,860

               Stellex Technologies, Inc.(2)                 Caa2       D
  1,630,774    Term Loan, maturing September 30, 2006(3)                             1,007,003

               Titan Corporation                             Ba3       BB-
  3,473,684    Term Loan, maturing February 23, 2007                                 3,469,342

               Transtar Metals, Inc.                          NR        NR
 14,879,464    Term Loan, maturing January 20, 2006                                 13,697,933
                                                                                --------------
                                                                                    65,156,537
                                                                                --------------
Automobile: 2.2%

               Advance Stores Co.                            Ba3        NR
    824,224    Term Loan, maturing April 15, 2006                                      808,769

               Autosystems Mfg., Inc.(4)                      NR        NR
  4,962,500    Term Loan, maturing May 31, 2004(3)                                   1,736,875
  4,962,500    Term Loan, maturing May 31, 2005(3)                                   1,736,875

               Breed Technologies                            Caa1       NR
  1,612,242    Term Loan, maturing December 20, 2004                                 1,612,242

               Capital Tool & Design Ltd.                     NR        NR
  9,246,043    Term Loan, maturing July 19, 2003                                     8,968,662

               Global Metal Technologies                      NR        NR
  6,588,349    Term Loan, maturing March 12, 2005                                    6,456,583

               Safelite Glass Corporation                    Caa1       D
  7,318,885    Term Loan, maturing September 30, 2007                                6,221,053
  7,318,885    Term Loan, maturing September 30, 2007                                6,221,053
                                                                                --------------
                                                                                    33,762,112
                                                                                --------------
Banking: 0.8%

               Outsourcing Solutions, Inc.                    B2        B+
 12,324,874    Term Loan, maturing June 1, 2006                                     11,503,212
                                                                                --------------
                                                                                    11,503,212
                                                                                --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Beverage, Food and Tobacco: 4.1%

               Aurora Foods, Inc.                             B2        B
$ 4,625,434    Term Loan, maturing June 30, 2005                                $    4,498,234
  1,828,571    Revolver, maturing June 30, 2005                                      1,761,523

               CP Kelco APS, Inc.                             B1        B+
  5,325,000    Term Loan, maturing March 28, 2008                                    5,175,234
  1,775,000    Term Loan, maturing September 28, 2008                                1,725,078

               Del Monte Corp                                Ba3        B+
  1,000,000    Term Loan, maturing May 31, 2008                                      1,010,313

               Edwards Baking Company                         NR        NR
  1,695,759    Term Loan, maturing Sepetmber 30, 2003                                1,644,886
  3,174,954    Term Loan, maturing Sepetmber 30, 2005                                3,111,455
  2,369,576    Term Loan, maturing Sepetmber 30, 2005                                2,322,185

               Empire Kosher Poultry, Inc.                    NR        NR
 13,562,500    Term Loan, maturing July 31, 2004                                    11,240,040

               Flower Foods, Inc.                            Ba2       BBB-
  2,500,000    Term Loan, maturing March 26, 2007                                    2,510,938

               Imperial Sugar Company(2)                      B2        D
  2,820,481    Term Loan, maturing December 31, 2003                                 1,946,132
  2,720,818    Term Loan, maturing December 31, 2005                                 1,877,364

               Mafco Worldwide Corp                           NR        NR
  4,000,000    Term Loan, maturing April 19, 2006                                    3,950,000

               Nutrasweet Acquisition Corporation            Ba3        NR
  1,430,310    Term Loan, maturing May 31, 2007                                      1,432,992

               Pabst Brewing Company                         Ba3       BB-
  4,203,730    Term Loan, maturing April 30, 2003                                    3,622,215

               Suiza Food Dairy Group LP                     Ba2       BB+
  2,795,031    Term Loan, maturing January 4, 2005                                   2,793,866
  9,472,050    Term Loan, maturing January 4, 2005                                   9,468,100
  3,027,950    Revolving Loan, maturing January 4, 2005                              3,026,688
                                                                                --------------
                                                                                    63,117,243
                                                                                --------------
Buildings and Real Estate: 7.6%

               Corrections Corporation of America             B3        B
  9,787,103    Term Loan, maturing December 31, 2002                                 8,726,836

               HQ Global Workplaces                           NR        NR
  6,870,680    Term Loan, maturing September 4, 2009                                 6,767,620

               Kevco, Inc(2)                                  B3        B-
  3,761,961    Term Loan, maturing February 2, 2005(3)                               3,423,385

               KSL Recreation Group, Inc.                    Ba3        B+
 11,166,667    Term Loan, maturing December 21, 2006                                11,219,016
  3,029,544    Term Loan, maturing April 30, 2005                                    3,024,493
  3,029,544    Term Loan, maturing April 30, 2006                                    3,021,970

               Meditrust Corporation                         Ba3       BB-
  1,004,651    Term Loan, maturing July 15, 2001                                     1,003,145

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Buildings and Real Estate (continued)

               Rodamco North America                         Baa3      BBB-
$ 8,712,840    Term Loan, matruring November 8, 2002                            $    8,669,276
 17,250,000    Term Loan, matruring November 8, 2002                                17,142,188

               Southdown Corporation                         Baa3      BBB-
  3,971,428    Revolving Loan, maturing December 20,
               2001                                                                  3,959,018

               Tree Island Industries                         NR        NR
  9,087,404    Term Loan, maturing March 31, 2003                                    9,087,404

               US Aggregates, Inc.                            NR        NR
  5,082,898    Term Loan, maturing March 31, 2006                                    4,574,608
    311,183    Term Loan, maturing July 31, 2001                                       311,183

               Ventas Realty Limited Partnership              NR        NR
    681,641    Term Loan, maturing December 31, 2002                                   671,246
  2,861,611    Term Loan, maturing December 31, 2005                                 2,809,386
 26,073,116    Term Loan, maturing December 31, 2007                                25,597,282

               Washington Group International, Inc.(2)       Caa1       B
 12,929,950    Term Loan, maturing July 7, 2007(3)                                   6,464,975
                                                                                --------------
                                                                                   116,473,031
                                                                                --------------
Cargo Transport: 2.6%

               American Commercial Lines                     Ba2       BB-
  1,641,760    Term Loan, maturing June 30, 2006                                     1,439,823
  2,354,872    Term Loan, maturing June 30, 2007                                     2,060,513

               Evergreen International Aviation, Inc.        Ba2        B+
  2,249,114    Term Loan, maturing May 31, 2002                                      2,024,202
    507,213    Term Loan, maturing May 31, 2002                                        456,492
    346,546    Term Loan, maturing May 7, 2003                                         311,892

               Gemini Air Cargo, Inc.                         B1        B-
  4,568,856    Term Loan, maturing August 12, 2005                                   4,551,722

               Interpool Acquisitions LLC                    Ba1       BBB
  5,213,554    Term Loan, maturing October 20, 2002                                  5,231,478

               Neoplan USA Corporation                        NR        NR
  9,717,133    Term Loan, maturing May 29, 2005                                      9,709,368

               Omnitrax, Inc.                                 NR        NR
  8,840,909    Term Loan, maturing May 12, 2005                                      8,818,807

               Rail America, Inc.                            Ba3       BB-
  1,558,855    Term Loan, maturing December 31, 2005                                 1,535,472
    462,784    Term Loan, maturing December 31, 2006                                   464,411
    337,890    Revolving Loan, maturing December 31,
               2005                                                                    332,822

               Transportation Manufacturing                   B2        B
  3,000,000    Term Loan, maturing June 16, 2006                                     2,355,000
                                                                                --------------
                                                                                    39,292,002
                                                                                --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Cellular Communications: 11.9%

               Airgate PCS, Inc.                              B2        B-
$   967,427    Term Loan, maturing June 6, 2007                                 $      958,962
  3,009,772    Term Loan, maturing September 30, 2008                                2,983,436

               American Cellular Corp.                       Ba3       BB-
  3,821,839    Term loan, maturing March 31, 2008                                    3,793,175
  6,666,667    Term loan, maturing March 31, 2009                                    6,615,387

               Independent Wireless One Corporation           B2        B-
 10,000,000    Term Loan, maturing June 20, 2008                                     9,821,572

               Nextel Communications, Inc.                   Ba2        B+
  7,393,513    Term Loan, maturing March 15, 2006                                    7,375,029

               Nextel Finance Co.                            Ba2        B+
 48,500,000    Term Loan, maturing March 31, 2009                                   45,817,368
  1,000,000    Term Loan, maturing December 31, 2008                                   958,750
  1,000,000    Term Loan, maturing June 30, 2008                                       958,750

               Rural Cellular Corporation                     B1        B+
  6,250,000    Term Loan, maturing October 3, 2008                                   6,128,906
  6,250,000    Term Loan, maturing April 3, 2009                                     6,128,906

               Voicestream Wireless Corporation               B1        B+
 13,000,000    Term Loan, maturing February 25, 2008                                12,921,870
 20,000,000    Term Loan, maturing February 25, 2008                                19,879,800
 21,500,000    Term Loan, maturing February 25, 2009                                21,438,188
 25,000,000    Term Loan, maturing June 30, 2009                                    24,901,050

               Western Wireless Corp.                        Ba2        BB
  8,000,000    Term Loan, maturing March 31, 2008                                    7,906,665
  3,000,000    Term Loan, maturing September 30, 2008                                2,994,687
                                                                                --------------
                                                                                   181,582,501
                                                                                --------------
Chemicals, Plastics and Rubber: 5.0%

               Acadia Elasotmers Corporation                  NR        NR
  9,562,044    Term Loan, maturing February 17, 2004                                 9,179,562

               Cedar Chemical Corporation                     NR        NR
 10,972,138    Term Loan, maturing October 30, 2003                                  7,790,218

               Euro United Corporation(4)                     NR        NR
 14,887,500    Term Loan, maturing May 31, 2001(3)                                   7,443,750

               Foam Fabricators, Inc.                         NR        NR
  4,826,680    Term Loan, maturing March 5, 2005                                     4,814,613

               Foamex L.P.                                    B3        B
  3,288,727    Term Loan, maturing June 30, 2005                                     3,017,407
  2,989,763    Term Loan, maturing June 30, 2006                                     2,743,107

               Hercules, Inc.                                Ba1       BB+
  1,995,000    Term Loan, maturing November 15, 2005                                 1,995,624
 17,351,158    Term Loan, maturing October 15, 2003                                 17,193,921

               Huntsman Corporation                          Ba2        BB
  5,099,524    Revolving Loan, maturing February 7, 2003                             4,636,319
    260,155    Term Loan, maturing December 31, 2002                                   243,570
  7,000,000    Term Loan, maturing December 31, 2005                                 6,597,500

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Chemicals, Plastics and Rubber (continued)

               Huntsman ICI Chemicals, Inc.                   B1        BB
$ 1,612,264    Term Loan, maturing June 30, 2005                                $    1,609,997

               Lyondell Chemical Company                     Ba3        BB
    463,827    Term Loan, maturing June 30, 2005                                       467,202

               Noveon, Inc.                                   B1       BB-
  9,000,000    Term Loan, maturing August 28, 2008                                   9,013,122
                                                                                --------------
                                                                                    76,745,912
                                                                                --------------
Containers, Packaging and Glass: 6.0%

               Blue Ridge Paper Products, Inc.                B2        B+
  8,841,084    Term Loan, maturing May 14, 2006                                      8,841,084

               Crown Paper Company(2)                        Caa1       D
  8,170,661    Term Loan, maturing August 22, 2003(3)                                2,042,665
  4,238,343    Term Loan, maturing September 14, 2001(3)                             4,153,576
    306,970    DIP Revolving Loan, maturing
               September 14, 2001                                                      303,900

               Eastern Pulp & Paper, Inc.(2)                  NR        NR
 15,338,885    Term Loan, maturing August 31, 2004                                  14,571,941
    338,360    Term Loan, maturing December 31, 2001                                   321,442

               Greif Bros. Corp.                             Ba3        BB
  3,000,000    Term Loan, maturing April 3, 2002                                     2,999,376
  2,500,000    Term Loan, maturing March 1, 2008                                     2,514,688

               Impaxx, Inc.                                   NR        NR
  4,875,000    Term Loan, maturing December 31, 2005                                 4,800,112

               Nexpak Corporation                            Ba3        B+
  2,313,060    Term Loan, maturing December 31, 2005                                 1,809,970
  2,313,060    Term Loan, maturing December 31, 2006                                 1,809,970

               Packaging Corporation of America              Ba1       BBB-
  1,903,733    Term Loan, maturing June 29, 2006                                     1,901,355

               Pliant Corporation                             B2       BB-
  2,946,429    Term Loan, maturing May 15, 2008                                      2,777,009

               Riverwood International Corp.                  B1        B
  4,706,621    Term Loan, maturing February 28, 2003                                 4,678,047
  1,996,103    Term Loan, maturing February 28, 2004                                 2,008,329
    707,928    Term Loan, maturing August 31, 2004                                     712,264

               Smurfit-Stone Container Corp.                 Ba3        B+
  3,000,000    Term Loan, maturing March 27, 2007                                    3,006,042

               Stone Container Corporation
 12,749,739    Term Loan, maturing December 31, 2006         Ba3        B+          12,790,908
 17,083,889    Term Loan, maturing December 31, 2006                                17,122,328

               Tekni-Plex, Inc.                              Ba3        B+
  2,977,500    Term Loan, maturing June 21, 2006                                     2,883,212
                                                                                --------------
                                                                                    92,048,218
                                                                                --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Data and Internet Services: 3.1%

               Arch Communications, Inc.                      B2        CC
$ 8,814,739    Term Loan, maturing December 31, 2004                            $    5,127,243

               Exodus Communications, Inc.                    B1        B+
  4,000,000    Term Loan, maturing October 31, 2007                                  3,743,332

               ICG Communications, Inc.                       B3        D
  6,995,226    Term Loan, maturing March 31, 2006                                    6,855,321

               McLeod USA Corporation                        Ba2       BB-
 15,500,000    Term Loan, maturing May 30, 2008                                     15,558,956

               Teletouch Communications                       NR        NR
  9,901,192    Term Loan, maturing November 30, 2004                                 9,051,458

               Teligent, Inc.(2)                             Caa2      CCC
 10,000,000    Term Loan, maturing July 1, 2002(3)                                   2,000,000

               TSR Wireless, LLC(1)                           B1        B-
 11,970,000    Term Loan, maturing June 30, 2005(3)                                  1,795,500

               360 Networks, Inc,                             B2       BB-
  5,500,000    Term Loan, maturing December 31, 2007                                 2,488,750
                                                                                --------------
                                                                                    46,620,560
                                                                                --------------
Diversified / Conglomerate Manufacturing: 2.7%

               Allied Digital Technologies Corporation(2)     NR        NR
  8,578,133    Term Loan, maturing December 31, 2005(3)                                716,406

               Barjan Products, LLC                           NR        NR
  4,912,875    Term Loan, maturing May 31, 2006                                      4,691,796

               Dresser, Inc.                                 Ba3       BB-
  7,000,000    Term Loan, maturing April 10, 2009                                    7,086,772

               General Cable Corporation                     Ba3       BB+
  4,231,325    Term Loan, maturing May 24, 2007                                      4,226,036

               Holmes Products Corporation                    B1        B+
  3,861,726    Term Loan, maturing February 15, 2007                                 2,944,566

               Manitowoc Company, Inc.                       Ba2        BB
  2,000,000    Term Loan, maturing May 9, 2007                                       2,016,500

               SPX Corporation                               Ba2       BB+
  4,987,500    Term Loan, maturing December 31, 2007                                 5,004,123
  8,323,810    Term Loan, maturing September 30, 2004                                8,297,798

               United Pet Group, Inc.                         NR        NR
  6,877,500    Term Loan, maturing March 31, 2006                                    6,879,106
                                                                                --------------
                                                                                    41,863,103
                                                                                --------------
Diversified / Conglomerate Service: 3.3%

               Enterprise Profit Solutions Corporation        NR        B
  1,548,033    Term Loan, maturing June 14, 2001(3)                                    154,803

               Key3Media Events, Inc.                        Ba3       BB-
  9,931,285    Term Loan, maturing August 3, 2006                                    9,946,807
 11,406,980    Term Loan, maturing August 3, 2005                                   11,321,428

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Diversified / Conglomerate Service (continued)

               Mafco Finance Corporation                      NR        NR
$ 7,660,620    Term Loan, maturing August 29, 2001                              $    7,617,529

               Private Business                               NR        NR
  5,085,265    Term Loan, maturing August 19, 2006                                   5,034,413

               URS Corporation                               Ba3        BB
  1,714,286    Revolving Loan, maturing June 9, 2005                                 1,705,714
 11,610,152    Term Loan, maturing June 9, 2005                                     11,552,101
  1,228,125    Term Loan, maturing June 9, 2006                                      1,231,195
  1,228,125    Term Loan, maturing June 9, 2007                                      1,231,195
                                                                                --------------
                                                                                    49,795,185
                                                                                --------------
Ecological: 5.4%

               Allied Waste Industries, Inc.                 Ba3        BB
 17,615,278    Term Loan, maturing July 12, 2005                                    17,298,362
 23,821,880    Term Loan, maturing July 12, 2006                                    23,764,183
 28,586,256    Term Loan, maturing July 12, 2007                                    28,517,020

               American Ref-Fuel Company LLC                 Baa2      BBB
  4,000,000    Term Loan, maturing April 30, 2005                                    4,010,000

               Rumpke Consolidated Company                    NR        NR
  8,075,000    Term Loan, maturing September 26, 2002                                8,036,644
                                                                                --------------
                                                                                    81,626,209
                                                                                --------------
Electronics: 3.3%

               Acterna, Corp.                                Ba3        B+
 11,319,608    Term Loan, maturing September 30, 2007                               11,074,346

               Decision One Corporation                      Caa3       NR
 11,037,214    Term Loan, maturing April 18, 2005                                    8,940,144
  2,188,647    Term Loan, maturing April 18, 2005                                    1,772,804

               Electro Mechanical Solutions                   B1        B+
  4,248,085    Term Loan, maturing June 30, 2004(3)                                  3,101,102

               Frontway Network Solutions, Inc.               NR        NR
  1,505,505    Term Loan, maturing November 20,
               2002(3)                                                                 829,355

               Insilco Technologies, Inc.                     B2        B+
  4,975,000    Term Loan, maturing August 25, 2007                                   4,601,875

               Intri-Plex Technologies, Inc,                  NR        NR
  5,347,826    Term Loan, maturing September 30, 2002                                2,673,913

               Knowles Electronics, Inc.                      B1        B+
  6,947,500    Term Loan, maturing June 29, 2007                                     6,726,048

               ON Semiconductor Corporation                  Ba3       BB-
  2,510,089    Term Loan, maturing August 4, 2006                                    2,283,134
  2,703,340    Term Loan, maturing August 4, 2007                                    2,458,912

               Sarcom, Inc.                                   NR        NR
  7,488,141    Term Loan, maturing November 20,
               2002(3)                                                               6,443,537
                                                                                --------------
                                                                                    50,905,170
                                                                                --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Finance: 3.6%

               Alliance Data Systems Corporation              B1        B+
$14,400,000    Term Loan, maturing October 31, 2005                             $   14,345,418
  1,621,866    Term Loan, maturing March 4, 2006                                     1,595,604
    781,250    Term Loan, maturing March 4, 2006                                       768,600

               Anthony Crane Rental L.P.                      B1       BB-
 14,737,500    Term Loan, maturing July 20, 2006                                    12,047,906

               Bridge Information Systems(2)                  B1        B+
  5,843,952    Term Loan, maturing May 29, 2005(3)                                   1,979,639
  2,693,225    Term Loan, maturing April 1, 2001(3)                                  2,127,648
  1,365,577    Term Loan, maturing April 1, 2001(3)                                  1,078,806

               National Partnership Investments
               Corporation                                    NR        NR
  5,720,784    Term Loan, maturing June 30, 2001                                     5,719,633

               Rent-A-Center, Inc.                           Ba3       BB-
  4,444,429    Term Loan, maturing January 31, 2006                                  4,413,180
  5,734,656    Term Loan, maturing January 31, 2007                                  5,694,336
  2,166,260    Term Loan, maturing December 31, 2007                                 2,170,322

               Value Asset Management, Inc.                   NR        NR
  2,710,887    Term Loan, maturing April 28, 2003                                    2,704,110
                                                                                --------------
                                                                                    54,645,202
                                                                                --------------
Grocery: 0.3%

               Grand Union Capital Corporation(2)            Caa2       D
  1,211,129    Term Loan, maturing August 17, 2003(3)                                   24,223

               Winn-Dixie Stores Inc.                        Baa3      BBB-
  4,000,000    Term Loan, maturing March 29, 2007                                    4,025,624
                                                                                --------------
                                                                                     4,049,847
                                                                                --------------
Healthcare, Education and Childcare: 7.9%

               Advance PCS                                   Ba3        BB
  3,500,000    Term Loan, maturing October 2, 2007                                   3,522,971
 12,769,231    Term Loan, maturing October 3, 2005                                  12,697,404

               Alliance Imaging, Inc.                         B1        B+
  1,343,284    Term Loan, October 2, 2007                                            1,339,925
  6,088,327    Term Loan, October 2, 2008                                            6,073,106

               Caremark, RX                                  Ba3       BB-
  3,000,000    Term Loan, maturing March 15, 2006                                    3,025,314

               Children's Discovery Centers of America        B3        B-
  9,117,188    Term Loan, maturing August 10, 2004                                   8,798,086

               Community Health Systems, Inc.                 B2        B
  2,125,428    Term Loan, maturing December 31, 2003                                 2,131,573
  2,125,428    Term Loan, maturing December 31, 2004                                 2,132,236
  1,306,644    Term Loan, maturing December 31, 2005                                 1,313,790

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Healthcare, Education and Childcare (continued)

               Concentra Operating Corporation               Ba3        B+
$ 3,275,000    Term Loan, maturing June 30, 2006                                $    3,238,156
  1,637,500    Term Loan, maturing June 30, 2007                                     1,619,078

               Covenant Care California                       NR        NR
  5,968,750    Term Loan, maturing June 30, 2003                                     5,894,141

               Dade Behring, Inc.                            Ba3        B+
  1,428,554    Term Loan, maturing June 30, 2006                                       829,990
  1,428,554    Term Loan, maturing June 30, 2007                                       829,990

               Express Scripts, Inc.                         Ba2        BB
  9,273,504    Term Loan, maturing March 31, 2005                                    9,227,137

               Fountain View, Inc.                            B2        B
 12,352,941    Term Loan, maturing March 31, 2004                                   11,920,588

               Genesis Health Ventures, Inc.(2)              Caa2       NR
  2,766,313    Term Loan, maturing September 30, 2003                                1,720,302

               Healthcare Direct, Inc.                        NR        NR
  2,799,268    Term Loan, maturing August 1, 2004                                    2,759,687
  3,987,250    Term Loan, maturing August 1, 2006                                    3,952,534

               Magellan Health Services, Inc.                 B2        B+
    707,479    Term Loan, maturing February 28, 2005                                   707,126
    707,479    Term Loan, maturing February 28, 2006                                   707,126

               Mellon Financial Services Corporation IV(2)    NR        NR
  4,400,754    Term Loan, maturing September 30, 2004                                2,966,108

               Paragon Health Network, Inc.(2)                NR        NR
  9,433,808    Term Loan, maturing April 30, 2005(3)                                 5,322,243
  8,630,582    Term Loan, maturing March 31, 2006(3)                                 4,869,090

               Sybron Dental Management, Inc.                Ba3       BB-
  2,493,750    Term Loan, maturing December 1, 2007                                  2,511,675

               The Brown Schools (Healthcare America)        Caa1       B
 13,794,103    Term Loan, maturing June 30, 2003                                    12,988,885

               The Multicare Companies, Inc.(2)              Caa3       NR
  3,312,183    Term Loan, maturing September 30, 2003(3)                             2,232,412

               Triad Hospitals, Inc.
  2,000,000    Term Loan, maturing October 27, 2008                                  2,018,126

               Vision Twenty-One                             Caa3       B-
  2,898,018    Term Loan, maturing October 31, 2002                                  2,840,057
                                                                                --------------
                                                                                   120,188,856
                                                                                --------------
Home and Office Furnishings, Housewares, and Durable Consumer Products: 1.4%

               American Blind & Wallpaper Factory, Inc.       NR        NR
    722,983    Term Loan, maturing December 29, 2005                                   714,797

               Buhrmann NV                                   Ba3       BB-
  4,701,297    Term Loan, maturing October 26, 2007                                  4,721,377
  3,678,932    Term Loan, maturing October 26, 2005                                  3,649,806

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Home and Office Furnishings, Housewares, and Durable Consumer Products (continued)

               Desa International, Inc.                       B2        B-
$ 7,610,900    Term Loan, maturing November 26, 2004                            $    6,716,619

               Identity Group, Inc.                           B2        B+
  4,525,000    Term Loan, maturing May 7, 2007                                       4,182,360

               Imperial Home Decor Group, Inc.                D         D
    833,725    Term Loan, maturing April 4, 2006                                       833,725

               U.S. Office Products Company(2)               Caa1      CCC-
  4,275,492    Term Loan, maturing June 9, 2006(3)                                     902,398
                                                                                --------------
                                                                                    21,721,082
                                                                                --------------
Hotels, Motels, Inns and Gaming: 10.9%

               Aladdin Gaming, LLC                            B2       CCC+
  2,976,316    Term Loan, maturing February 26, 2008                                 2,492,664
  4,466,250    Term Loan, maturing August 26, 2008                                   3,740,485

               Ameristar Casinos, Inc.                       Ba3        B+
  2,272,411    Term Loan, maturing December 21, 2006                                 2,283,773
  1,947,781    Term Loan, maturing December 21, 2007                                 1,957,520

               Circus Circus Enterprises, Inc.               Ba2       BB+
  7,944,444    Revolving Loan, maturing July 31, 2002                                7,889,826

               Extended Stay America, Inc.                   Ba3        B+
  8,349,495    Term Loan, maturing December 31, 2003                                 8,286,874
  4,000,000    Term Loan, maturing June 30, 2007                                     4,011,252
  5,000,000    Term Loan, maturing December 31, 2002                                 4,937,500

               Hilton Hotels Corp.                           Baa3      BBB-
  4,076,809    Revolving Loan, maturing October 18, 2003                             4,046,233

               Horseshoe Gaming Holding Corporation          Ba2       BB+
  2,953,500    Term Loan, maturing September 30, 2006                                2,959,038

               Host Marriot Corporation                      Ba2        BB
  6,709,677    Term loan, maturing August 5, 2003                                    6,701,290

               Lodgian Financing Corporation                  B1        B+
 18,112,970    Term Loan, maturing September 15, 2006                               17,863,916

               Meristar Hospitality Corporation              Ba1       BB-
  9,352,932    Term Loan, maturing July 31, 2003                                     9,327,604

               Meristar Investment Partners, L.P.            Ba3        B+
  7,428,585    Term Loan, maturing March 31, 2004                                    7,437,870

               Penn National Gaming, Inc.                    Ba3        B+
  4,962,500    Term Loan, matuing August 8, 2006                                     4,980,891

               Resort at Summerlin, Inc.(2)                   NR        NR
  2,436,548    DIP Revolving Loan, maturing
               September 30, 2001                                                    2,387,818

               Scientific Games Corporation                   B1        B+
  4,975,000    Term Loan, maturing August 23, 2007                                   4,788,438

               Starwood Hotels & Resorts Worldwide, Inc.     Ba1       BBB-
 35,000,000    Term Loan, maturing February 23, 2003                                34,956,250
  5,750,000    Term Loan, maturing February 23, 2003                                 5,774,558

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Hotels, Motels, Inns and Gaming (continued)

               Wyndham International, Inc.                    B1        B+
$ 9,746,495    Term Loan, maturing June 30, 2004                                $    9,695,053
 20,000,000    Term Loan, maturing June 30, 2006                                    19,772,500
                                                                                --------------
                                                                                   166,291,353
                                                                                --------------
Insurance: 0.6%

               USI Holdings Corporation                       B2        B+
  9,400,000    Term Loan, maturing September 17, 2004                                9,367,692
                                                                                --------------
                                                                                     9,367,692
                                                                                --------------
Leisure, Amusement, Motion Pictures and Entertainment: 5.0%

               Amfac Parks & Resorts, Inc.                    NR        NR
  3,588,471    Term Loan, maturing September 4, 2004                                 3,521,187
  3,588,471    Term Loan, maturing September 30, 2004                                3,521,187

               Fitness Holdings Worldwide, Inc.               NR        B
  9,343,125    Term Loan, maturing November 1, 2006                                  8,957,721
  8,353,125    Term Loan, maturing November 1, 2007                                  8,008,559

               Icon Health & Fitness, Inc.                    NR        NR
  4,879,688    Term Loan, maturing November 29, 2004                                 4,855,289
  5,316,564    Term Loan, maturing March 1, 2005                                     5,157,067
  3,250,000    Term Loan, maturing August 31, 2004                                   3,221,563

               Metro-Goldwyn-Mayer                           Ba3       BB-
  8,500,000    Term Loan, maturing March 31, 2005                                    8,376,045
  7,500,000    Term Loan, maturing March 31, 2006                                    7,456,875

               Panavision, Inc,                               B2        B+
 14,160,000    Term Loan, maturing March 10, 2005                                   14,018,400

               Premier Parks, Inc.                           Ba2       BB-
  4,666,667    Revolving Loan, maturing November 3,
               2004                                                                  4,596,667

               United Artists Theatre Company                 B3        B-
  5,000,000    Term Loan, maturing January 24, 2005                                  4,758,335
                                                                                --------------
                                                                                    76,448,895
                                                                                --------------
Machinery: 0.9%

               Alliance Laundry Systems, LLC                  B1        B+
  7,481,250    Term Loan, maturing May 1, 2005                                       6,901,453

               Morris Material Handling, Inc.(2)              B3        NR
  4,020,575    Term Loan, maturing March 31, 2005                                    3,539,905

               Vutek, Inc.                                    B1        NR
    591,498    Term Loan, maturing December 30, 2007                                   593,716
  1,532,936    Term Loan, maturing December 30, 2007                                 1,529,103
  1,780,944    Term Loan, maturing December 30, 2007                                 1,776,492
                                                                                --------------
                                                                                    14,340,669
                                                                                --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Mining, Steel, Iron and Non-Precious Metals: 0.1%

               National Refractories Co.                      NR        NR
$ 1,666,667    Term Loan, maturing September 30, 2001                           $    1,650,574
                                                                                --------------
                                                                                     1,650,574
                                                                                --------------
North American Cable: 3.8%

               CC VI Operating Company LLC                   Ba3       BB+
  5,000,000    Term Loan, maturing November 1, 2008                                  4,993,750

               CC VIII Operating LLC                         Ba3       BB+
  3,500,000    Term Loan, maturing February 2, 2008                                  3,499,563

               Century Cable Holdings LLC                    Ba3        BB
  8,000,000    Term Loan, maturing June 30, 2009                                     8,023,848
  5,000,000    Term Loan, maturing December 31, 2009                                 5,005,905

               Charter Communications Operating LLC          Ba3        BB
 11,556,250    Term Loan, maturing March 17, 2008                                   11,506,650
 11,500,000    Term Loan, maturing March 18, 2008                                   11,453,678

               Insight Midwest LP                            Ba3       BB+
 13,000,000    Term Loan, maturing December 31, 2009                                13,095,875
                                                                                --------------
                                                                                    57,579,269
                                                                                --------------
Oil and Gas: 0.2%

               Plains Resources, Inc.                        Ba2        BB
  3,000,000    Term Loan, maturing May 1, 2006                                       3,015,000
                                                                                --------------
                                                                                     3,015,000
                                                                                --------------
Other Telecommunications: 2.5%

               Broadwing Corporation                         Ba1       BB+
 10,000,000    Term Loan, maturing January 31, 2006                                  9,997,660
 17,500,000    Term Loan, maturing November 9, 2004                                 17,360,945

               Infonet Services Corporation                  Ba3        BB
  5,000,000    Term Loan, maturing June 30, 2006                                     4,987,500

               Pacific Coin                                   NR        NR
  4,218,323    Term Loan, maturing October 31, 2007                                  4,133,956
  2,782,282    Term Loan, maturing December 31, 2007                                 1,669,369
                                                                                --------------
                                                                                    38,149,430
                                                                                --------------
Personal and Nondurable Consumer Products: 1.9%

               AM Cosmetics, Inc.                             NR        NR
  2,290,692    Revolver, maturing May 30, 2004(3)                                    1,947,088
  1,305,151    Term Loan, maturing June 30, 2003(3)                                  1,109,378
  2,610,303    Term Loan, maturing December 31,
               2004(3)                                                               2,218,758

               Amscan Holdings, Inc.                          B1        B+
  9,643,854    Term Loan, maturing December 31, 2004                                 8,727,688

               Centis, Inc.                                   B1        B
  3,892,045    Term Loan, maturing September 30, 2005                                2,802,272
  3,421,250    Term Loan, maturing September 30, 2006                                2,463,300

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Personal and Nondurable Consumer Products (continued)

               Norwood Promotional Products, Inc.             B2        B
$ 3,093,167    Term Loan, maturing May 12, 2006                                 $    2,837,981
  2,763,866    Term Loan, maturing November 30, 2006                                 2,535,847

               Paint Sundry Brands LLC                        B1        B+
  1,019,102    Term Loan, maturing August 11, 2005                                     952,861
    998,095    Term Loan, maturing August 11, 2006                                     933,219

               Playtex Products, Inc.                        Ba2        BB
  2,500,000    Term Loan, maturing May 23, 2009                                      2,497,500
                                                                                --------------
                                                                                    29,025,892
                                                                                --------------
Personal, Food & Miscellaneous: 2.7%

               Brickman Group Ltd.                            NR        NR
  4,680,785    Term Loan, maturing December 31, 2005                                 4,657,381

               Coinmach Laundry Corporation                   B1       BB-
  8,673,652    Term Loan, maturing June 30, 2005                                     8,676,367
  5,592,742    Revolving Loan, maturing May 5, 2005                                  5,494,869

               Otis Spunkmaeyer, Inc.                         NR        NR
  4,555,102    Term Loan, maturing December 31, 2005                                 4,281,796

               Papa Gino's, Inc.                              NR        NR
  1,713,708    Term Loan, maturing February 19, 2002                                 1,722,510
 14,341,124    Term Loan, maturing February 19, 2004                                14,438,941
  1,925,255    Term Loan, maturing August 31, 2004                                   1,918,547
                                                                                --------------
                                                                                    41,190,411
                                                                                --------------
Printing and Publishing: 4.5%

               Advanstar Communications, Inc.                Ba3        B+
  1,782,857    Term Loan, maturing November 11, 2007                                 1,788,058
 16,056,000    Term Loan, maturing April 11, 2007                                   16,035,930

               Canwest Media, Inc.                           Ba3       BB-
  4,286,806    Term Loan, maturing May 15, 2008                                      4,302,346
  4,591,190    Term Loan, maturing May 16, 2009                                      4,607,833

               Lamar Advertising Company                     Ba2       BB-
  2,362,500    Revolving Loan, maturing March 1, 2006                                2,349,702
  6,437,500    Term Loan, maturing March 1, 2006                                     6,426,769

               Mail-Well I Corp                              Ba2        BB
  3,894,164    Term Loan, maturing February 22, 2007                                 3,725,418

               Vertis, Inc.                                   B1       BB-
  3,964,289    Term Loan, maturing December 7, 2008                                  3,820,584

               Von Hoffman Press, Inc.                        B1        B+
  3,212,376    Term Loan, maturing May 22, 2004                                      3,165,196
 10,442,437    Term Loan, maturing May 22, 2005                                     10,289,069

               Weider Publications, Inc.                      NR        B-
  9,535,000    Term Loan, maturing September 18, 2005                                9,535,000

               Ziff-Davis Media, Inc.                        Ba3        B+
  2,077,222    Term Loan, maturing March 31, 2007                                    1,857,816
                                                                                --------------
                                                                                    67,903,721
                                                                                --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Radio and Television Broadcasting: 2.4%

               Benedek Broadcasting Corp                      B1        B
$ 6,000,000    Term Loan, maturing November 20, 2007                            $    5,905,002

               Emmis Communications Corp.                    Ba2        B+
 20,000,000    Term Loan, maturing August 30, 2009                                  20,021,420

               Sinclair Broadcasting Group
  8,500,000    Term Loan, maturing December 31, 2009                                 8,531,875

               Susquehanna Media Company                     Ba1       BB-
  2,500,000    Term Loan, maturing June 30, 2008                                     2,507,033
                                                                                --------------
                                                                                    36,965,330
                                                                                --------------
Retail Stores: 2.4%

               CSK Auto, Inc.                                Ba3       BB-
  6,250,000    Term Loan, maturing October 31, 2003                                  5,789,063
  6,169,920    Term Loan, maturing October 31, 2003                                  5,714,888

               Murray's Discount Auto Stores, Inc.            NR        NR
 11,100,770    Term Loan, maturing June 30, 2003                                    10,521,081
    240,833    Revolving Loan, maturing January 26,
               2006                                                                    225,951

               Peebles, Inc.                                  NR        NR
  1,516,004    Term Loan, maturing April 30, 2003                                    1,493,264
  9,629,433    Term Loan, maturing April 30, 2004                                    9,484,991

               Travel Centers of America, Inc.               Ba3        BB
  2,500,000    Term Loan, maturing November 8, 2006                                  2,522,918
                                                                                --------------
                                                                                    35,752,156
                                                                                --------------
Satelite: 0.1%

               Pegasus Media & Communications, Inc.           B1        B+
  2,000,000    Term Loan, maturing April 20, 2005                                    1,976,666
                                                                                --------------
                                                                                     1,976,666
                                                                                --------------
Telecommunication Equipment: 2.7%

               American Tower, LP                            Ba3       BB-
 11,916,667    Term Loan, maturing June 30, 2007                                    11,831,022

               Crown Castle International Company            Ba3       BB-
  5,000,000    Term Loan, maturing March 18, 2008                                    5,014,685

               Pinnacle Towers, Inc.                          B1        B+
 11,000,000    Term Loan, maturing June 30, 2007                                    10,931,250

               Spectrasite Communications                     B1        B
  6,500,000    Term Loan, maturing February 22, 2008                                 6,370,000

               Tripoint Global Communications, Inc.           NR        NR
  6,483,091    Term Loan, maturing May 28, 2006                                      6,402,052
                                                                                --------------
                                                                                    40,549,009
                                                                                --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Textiles and Leather: 2.9%

               Accessory Network Group, Inc.                  NR        NR
$ 8,258,427    Term Loan, maturing August 13, 2005                              $    7,238,524

               Galey & Lord, Inc.                            Caa2       B+
  4,673,531    Term Loan, maturing March 23, 2005                                    4,178,136
  3,315,338    Term Loan, maturing March 23, 2006                                    2,963,912

               Humphrey's, Inc.(2)                            NR        NR
  6,645,732    Term Loan, maturing November 15, 2003(3)                              1,661,433
     98,333    DIP Revolving Loan, June 15, 2001                                        98,333

               Levi Strauss & Company                        Ba2       BB+
  1,747,366    Revolving Loan, maturing August 29, 2003                              1,726,071
  4,994,213    Term Loan, maturing August 29, 2003                                   4,984,849

               Malden Mills Industries, Inc.                  B1        NR
  9,394,747    Term Loan, maturing October 28, 2006                                  8,173,430

               Scovill Fasteners, Inc.                       Caa3      CCC-
  4,375,000    Term Loan, maturing November 26, 2003                                 4,204,183

               Targus Group International, Inc.              Ba3        NR
  3,484,962    Term Loan, maturing December 20, 2006                                 3,476,250

               Tartan Textile Services, Inc.                  NR        NR
  9,712,437    Term Loan, maturing May 13, 2005(3)                                   5,827,463
                                                                                --------------
                                                                                    44,532,584
                                                                                --------------
               Total Senior Loans--119.1%
               (cost $1,951,549,068)                                             1,815,834,633
                                                                                --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Other Corporate Debt

                                                              Bank Loan
Principal                                                      Ratings+
Amount         Borrower/Tranche Description                Moody's     S&P          Value
------         ----------------------------                -------   -------    --------------
Automobile: 0.4%

               Capital Tool & Design Ltd.                     NR        NR
$ 6,000,000    Subordinated Note, maturing July 26, 2003                        $    5,400,000
                                                                                --------------
                                                                                     5,400,000
                                                                                --------------
Buildings & Real Estate: 0.6%

               National Golf Operating Partnership            NR        NR
  9,800,000    Unsecured Term Loan, maturing July 22, 2004                           9,800,000
                                                                                --------------
                                                                                     9,800,000
                                                                                --------------
Finance: 0.6%

               Value Asset Management, Inc.                   NR        NR
 10,000,000    Sr. Sub Bridge, maturing August 31, 2005                              9,975,000
                                                                                --------------
                                                                                     9,975,000
                                                                                --------------
Healthcare, Education and Childcare: 0.0%

               Vision Twenty-One                              NR        NR
    368,022    Convertible Note, maturing October 31, 2003                             349,621
                                                                                --------------
                                                                                       349,621
                                                                                --------------
Home and Office Furnishings, Housewares, and Durable Consumer Products: 0.0%

               MP Holdings, Inc.
     64,527    Subordinated Note, maturing March 14, 2007                               61,301
                                                                                --------------
                                                                                        61,301
                                                                                --------------
Oil and Gas: 0.5%

               Premcor Refining, Inc.                        Ba3       BB-
  9,000,000    Unsecured Floating Rate Note, maturing November 15, 2004              7,436,250
                                                                                --------------
                                                                                     7,436,250
                                                                                --------------
Personal & Nondurable Consumer Products: 0.2%

               AM Cosmetics, Inc.                             NR        NR
  3,127,215    Subordinated Note, maturing May 30, 2007                                     --

               Paint Sundry Brands LLC
  2,875,000    Subordinated Note, maturing August 11, 2008    NR        NR           2,400,625
                                                                                --------------
                                                                                     2,400,625
                                                                                --------------
               Total Other Corporation Debt--2.3%
               (cost $41,234,764)                                                   35,422,797
                                                                                --------------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Common Stocks

 Shares
--------
               Apparel Products: 0.0%
     590       MP Holdings, Inc.@(R)                                 $         6
  17,582       Soho Publishing@(R)                                           176
                                                                     -----------
                                                                             182
                                                                     -----------
               Automobile: 0.6%
 212,171       Breed Technology@(R)                                    3,365,032
 660,808       Safelite Glass Corp@                                    4,956,060
  44,605       Safelite Realty@                                                1
                                                                     -----------
                                                                       8,321,093
                                                                     -----------
               Diversified / Conglomerate Services: 0.0%
  60,056       Staff Leasing, Inc.@                                      222,207
                                                                     -----------
               Electronics: 0.1%
 149,645       Decision One Corporation@                               1,197,160
                                                                     -----------
               Home and Office Furnishings: 0.2%
  80,400       American Blind and Wallpaper, Inc.@(R)                  1,045,200
 300,141       Imperial Home Decor Group@                              1,654,378
                                                                     -----------
                                                                       2,699,578
                                                                     -----------
               Other Telecommunications: 0.0%
   1,091       Pacific Coin, Inc.@                                             1
                                                                     -----------
               Personal and Nondurable Consumer
               Products: 0.0%
  37,197       AM Cosmetics Corp.@(R)                                         --
                                                                     -----------
               Textiles and Leather: 0.0%
 127,306       Dan River, Inc.@                                          381,918
                                                                     -----------
               Total Common Stock--0.9%
               (cost $6,635,420)                                      12,822,139
                                                                     -----------

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Other Securities

 Shares
--------
     415       AM Cosmetics, Series E-1 Perferred Stock, exchangeable
                 for common shares on a 1-for-1 basis@(R)                           $           --
                                                                                    --------------
       1       Autotote Systems, Inc., Option representing 0.248%
                 common shares issued and outstanding@(R)                                       --
                                                                                    --------------
  88,709       Boston Chicken, Inc., residual interest in the Boston
                 Chicken Plan Trust@(R)                                                  8,864,471
                                                                                    --------------
  80,634       Capital Tool & Design, Warrants representing 19,000
                 common shares@(R)                                                              --
                                                                                    --------------
  10,000       Casden Properties Operation, 10,000 shares of junior
                 Cumulative Preferred partnership Unit(R)                                  250,000
                                                                                    --------------
  19,000       Covenant Care, Inc., Warrants representing 19,000
                 common shares@(R)                                                              --
                                                                                    --------------
   2,696       Electro Mechanical Solutions, Warrants representing
                 2,564 common shares@(R)                                                        --
                                                                                    --------------
     449       Murray's Discount Auto Stores, Inc., Warrants
                 representing 5% fully diluted common stock@(R)                                  4
                                                                                    --------------
  48,930       Scientific Games Corp., Gaming Company@(R),
                 Warrants representing Class B common stock                                 66,628
                                                                                    --------------
 243,778       Vision Twenty-One, Warrants representing 243,778
                 common shares@(R)                                                           2,438
                                                                                    --------------
               Total Other Securities--0.6%
                  (cost $8,864,471)                                                      9,183,541
                                                                                    --------------
               Total Investments (Cost $2,008,283,723)(5)                 122.9%    $1,873,263,110
               Liabilities in Excess of Cash and Other Assets-Net         (22.9)%     (348,733,886)
                                                                         ------     --------------
               Net Assets                                                 100.0%    $1,524,529,224
                                                                         ======     ==============

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of May 31, 2001
--------------------------------------------------------------------------------

----------
@    Non-income producing security.
(R)  Restricted security.
* Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
NR   = Not Rated
DIP  = Debter In Possession Loan
+ Bank Loans rated below Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.
(1) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code.
(2) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code.
(3)  Loan is on non-accrual basis.
(4) The borrower filed for protection under the Canadian Bankruptcy and Insolvency Act.
(5) For federal income tax purposes, the cost of investments is $2,004,073,723 and net unrealized depreciation consists of the following:

          Gross Unrealized Appreciation                $   14,271,329
          Gross Unrealized Depreciation                  (145,081,942)
                                                       --------------
               Net Unrealized Depreciation             $ (130,810,613)
                                                       ==============

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at value (Cost $2,008,283,723)         $1,873,263,110
Cash                                                                  6,259,810
Receivables:
  Interest                                                           14,984,715
  Other                                                                 141,986
Prepaid expenses                                                        408,415
Prepaid arrangement fees on notes payable                               380,046
                                                                 --------------
   Total assets                                                   1,895,438,082
                                                                 --------------
LIABILITIES:
Notes payable                                                       366,000,000
Deferred arrangement fees on senior loans                               930,388
Accrued interest payable                                              1,437,792
Accrued Preferred Shares dividend payable                               160,107
Payable to affiliates                                                 1,695,073
Accrued expenses                                                        685,498
                                                                 --------------
   Total liabilities                                                370,908,858
                                                                 --------------
NET ASSETS                                                       $1,524,529,224
                                                                 ==============
Net asset value per common share outstanding (net assets less preferred shares at liquidation value, divided by 136,972,914
  common shares authorized and outstanding, no par value)        $         7.84
                                                                 ==============
Net Assets Consist of:
 Preferred Shares, $25,000 stated value per share at liquidation
   value (18,000 shares authorized, issued and outstanding)      $  450,000,000
 Paid in capital                                                  1,287,956,480
 Undistributed net investment income (Note 1.H.)                     11,205,547
 Accumulated net realized loss on investments                       (89,612,190)
 Net unrealized depreciation of investments                        (135,020,613)
                                                                 --------------
   Net assets                                                    $1,524,529,224
                                                                 ==============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS for the Three Months Ended May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                           $ 42,029,977
Arrangement fees earned                                                 546,753
Dividends                                                                10,503
Other                                                                   825,895
                                                                   ------------
  Total investment income                                            43,413,128
                                                                   ------------
EXPENSES:
Interest                                                              5,657,971
Investment management fees                                            3,926,337
Administration fees                                                   1,226,980
Preferred Shares -- dividend disbursing agent fees                      291,295
Transfer agent and registrar fees                                       121,991
Custodian fees                                                          117,645
Postage fees                                                             78,200
Professional fees                                                        77,835
Revolving credit facility fees                                           64,631
Registration fees                                                        54,878
Fund accounting fees                                                     46,700
Reports to shareholders                                                  23,020
Miscellaneous fees                                                       21,241
Trustees' fees                                                           12,275
Insurance expense                                                         9,304
                                                                   ------------
  Total expenses                                                     11,730,303
                                                                   ------------
    Net investment income                                            31,682,825
                                                                   ------------
REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:
Net realized loss on investments                                    (12,997,625)
Net change in unrealized depreciation of investments                (21,246,740)
                                                                   ------------
  Net loss on investments                                           (34,244,365)
                                                                   ------------
    Net decrease in net assets resulting from operations           $ (2,561,540)
                                                                   ============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                          Three Months       Year Ended
                                                         Ended May 31,       February 28,
                                                        2001 (Unaudited)        2001
                                                        ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                   $    31,682,825    $   121,538,218
Net realized loss on investments                            (12,997,625)        (4,909,435)
Change in unrealized depreciation
  of investments                                            (21,246,740)      (101,823,007)
                                                        ---------------    ---------------
  Net increase (decrease) in net assets resulting
    from operations                                          (2,561,540)        14,805,776
                                                        ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income:
Common Shares                                               (25,667,101)      (117,654,573)
Preferred Shares                                             (5,495,225)        (8,783,182)
                                                        ---------------    ---------------
Decrease in net assets from distributions to
  shareholders                                              (31,162,326)      (126,437,755)
                                                        ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Common shares issued from dividend reinvestment                 919,218          5,733,515
Common shares sold in connection with Shelf offerings            87,513          1,236,107
Net Proceeds from sales of Preferred Shares                          --        444,755,346
Cost incurred in offering of Preferred Shares                  (185,738)                --
                                                        ---------------    ---------------
  Net increase in net assets from capital share
    transactions                                                820,993        451,724,968
                                                        ---------------    ---------------
  Net increase (decrease) in net assets                     (32,902,873)       340,092,989
NET ASSETS:
Beginning of period                                       1,557,432,097      1,217,339,108
                                                        ---------------    ---------------
End of period (including undistributed net investment
  income of $11,205,547 and $7,032,048, respectively)   $ 1,524,529,224    $ 1,557,432,097
                                                        ===============    ===============
SUMMARY OF COMMON SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
  investment income                                             114,904            666,982
Shares sold in connection with Shelf offerings                   10,939            143,928
                                                        ---------------    ---------------
 Net increase in shares Common Shares outstanding               125,843            810,910
                                                        ===============    ===============
SUMMARY OF PREFERRED SHARES SOLD:
  Series M                                                           --              3,600
  Series T                                                           --              3,600
  Series W                                                           --              3,600
  Series Th                                                          --              3,600
  Series F                                                           --              3,600
                                                        ---------------    ---------------
 Total preferred shares sold                                         --             18,000
                                                        ===============    ===============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS for the Three Months Ended May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

INCREASE (DECREASE) in Cash
Cash Flows From Operating Activities:
  Interest received                                               $  43,950,267
  Dividends received                                                     10,503
  Facility fees paid                                                    (13,537)
  Arrangement fee received                                              429,170
  Other income received                                                 743,559
  Interest paid                                                      (6,551,608)
  Other operating expenses paid                                      (6,515,485)
  Purchases of portfolio securities                                (260,252,190)
  Proceeds from disposition of portfolio securities                 406,475,291
                                                                  -------------
    Net cash provided by operating activities                       178,275,970
                                                                  -------------
Cash Flows From Financing Activities:
  Dividends paid                                                    (24,747,882)
  Cost incurred in offering of Preferred Shares                        (185,738)
  Dividends paid to Preferred Shareholders                           (5,655,332)
  Proceeds from Common Shares shelf offerings                            87,513
  Loan repayment                                                   (144,000,000)
                                                                  -------------
    Net cash used by financing activities                          (174,501,439)
                                                                  -------------
  Net change in cash                                                  3,774,531
  Cash at beginning of period                                         2,485,279
                                                                  -------------
  Cash at end of period                                           $   6,259,810
                                                                  =============
Reconciliation Of Net Decrease In Net Assets Resulting From
  Operations To Net Cash Used for Operating Activities:
Net decrease in net assets resulting from operations              $  (2,561,540)
                                                                  -------------
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
  Decrease in investments in securities                             179,200,922
  Decrease in interest receivable                                     3,129,290
  Increase in other assets                                              (82,336)
  Decrease in prepaid arrangement fees on notes payable                  51,094
  Increase in prepaid expenses                                          (17,856)
  Decrease in deferred arrangement fees on senior loans                (117,583)
  Decrease in accrued interest payable                                 (893,637)
  Increase in payable to affiliates                                      75,400
  Decrease in accrued expenses                                         (507,784)
                                                                  -------------
  Total adjustments                                                 180,837,510
                                                                  -------------
    Net cash provided by operating activities                     $ 178,275,970
                                                                  =============

                 See Accompanying Notes to Financial Statements.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a common share outstanding throughout the period

                                                     Three Months
                                                     Ended May 31,              Years Ended February 28 or February 29,
                                                     -------------       -----------------------------------------------------
                                                         2001                2001                2000               1999(8)
                                                     -------------       -------------       -------------       -------------
                                                      (Unaudited)
Per Share Operating Performance
Net asset value, beginning of period                 $        8.09       $        8.95       $        9.24       $        9.34
Net investment income                                         0.19                0.88                0.79                0.79
Net realized and unrealized gain (loss)
  on investments                                             (0.21)              (0.78)              (0.30)              (0.10)
                                                     -------------       -------------       -------------       -------------
Increase (decrease) in net asset value
  from investment operations                                 (0.02)               0.10                0.49                0.69
Distributions to Common
  Shareholders from net
  investment income                                          (0.19)              (0.86)              (0.78)              (0.82)
Distribution to Preferred Shareholders                       (0.04)              (0.06)                 --                  --
Increase in net asset value from share
  offerings                                                     --                  --                  --                0.03
Reduction in net asset value from
  rights offering                                               --                  --                  --                  --
Increase in net asset value from
  repurchase of capital stock                                   --                  --                  --                  --
Reduction in net asset value from
  Preferred Shares offerings                                    --               (0.04)                 --                  --
                                                     -------------       -------------       -------------       -------------
Net asset value, end of period                       $        7.84       $        8.09       $        8.95       $        9.24
                                                     =============       =============       =============       =============
Closing market price at end of period                $        7.72       $        8.12       $        8.25       $        9.56
Total Return(3)
Total investment return at closing
  market price(4)                                            (2.70)%              9.10%              (5.88)%              1.11%
Total investment return at net asset value(5)                (0.76)%              0.19%               5.67%               7.86%
Ratios/Supplemental Data
Net Assets, end of period (000's)                    $   1,524,529       $   1,557,432                  --                  --
Net assets attributed to common shares
  end of period (000's)                              $   1,074,529       $   1,107,432       $   1,217,339       $   1,202,565
Preferred Rate Shares
  Aggregate amount outstanding (000's)               $     450,000       $     450,000                  --                  --
Liquidation and market value
  Per Share                                          $      25,000       $      25,000                  --                  --
Asset coverage Per Share**                                     231%                215%                 --                  --
Average borrowings (000's)                           $     413,696       $     450,197       $     524,019       $     490,978
Ratios to average net assets including preferred*
  Expenses (before interest and other fees
    related to revolving credit facility)                     1.55%(1)            1.62%                 --                  --
  Expenses                                                    3.05%(1)            3.97%                 --                  --
  Net investment income                                       8.21%(1)(A)         9.28%                 --                  --
Ratios to average net assets plus borrowing
  applicable to common shares*
  Expenses (before interest and other fees
    related to revolving credit facility)                     1.59%(1)            1.31%               1.00%(9)            1.05%(9)
  Expenses                                                    3.09%(1)            3.21%               2.79%(9)            2.86%(9)
  Net investment income                                       8.41%(1)(B)         7.50%               6.12%               6.00%
Ratios to average net assets applicable to
  common shares*
  Expenses (before interest and other fees
    related to revolving credit facility)                     2.18%(1)            1.81%               1.43%(9)            1.50%(9)
  Expenses                                                    4.28%(1)            4.45%               4.00%(9)            4.10%(9)
  Net investment income                                      11.62%(1)(C)        10.39%               8.77%               8.60%
  Portfolio turnover rate                                       14%                 46%                 71%                 68%
  Shares outstanding at end of
    period (000's)                                         136,973             136,847             136,036             130,206

                                                                       Years Ended February 28 or February 29,
                                                     -------------------------------------------------------------------------
                                                        1998(8)             1997(8)             1996(7)              1995
                                                     -------------       -------------       -------------       -------------
Per Share Operating Performance
Net asset value, beginning of period                 $        9.45       $        9.61       $        9.66       $       10.02
Net investment income                                         0.87                0.82                0.89                0.74
Net realized and unrealized gain (loss)
  on investments                                             (0.13)              (0.02)              (0.08)               0.07
                                                     -------------       -------------       -------------       -------------
Increase (decrease) in net asset value
  from investment operations                                  0.74                0.80                0.81                0.81
Distributions to Common
  Shareholders from net
  investment income                                          (0.85)              (0.82)              (0.86)              (0.73)
Distribution to Preferred Shareholders                          --                  --                  --                  --
Increase in net asset value from share
  offerings                                                     --                  --                  --                  --
Reduction in net asset value from
  rights offering                                               --               (0.14)                 --               (0.44)
Increase in net asset value from
  repurchase of capital stock                                   --                  --                  --                  --
Reduction in net asset value from
  Preferred Shares offerings                                    --                  --                  --                  --
                                                     -------------       -------------       -------------       -------------
Net asset value, end of period                       $        9.34       $        9.45       $        9.61       $        9.66
                                                     =============       =============       =============       =============
Closing market price at end of period                $       10.31       $       10.00       $        9.50       $        8.75
Total Return(3)
Total investment return at closing
  market price(4)                                            12.70%              15.04%(6)           19.19%               3.27%(6)
Total investment return at net asset value(5)                 8.01%               8.06%(6)            9.21%               5.24%(6)
Ratios/Supplemental Data
Net Assets, end of period (000's)                               --                  --                  --                  --
Net assets attributed to common shares
  end of period (000's)                              $   1,034,403       $   1,031,089       $     862,938       $     867,083
Preferred Rate Shares
  Aggregate amount outstanding (000's)                          --                  --                  --                  --
Liquidation and market value
  Per Share                                                     --                  --                  --                  --
Asset coverage Per Share**                                      --                  --                  --                  --
Average borrowings (000's)                           $     346,110       $     131,773       $          --       $          --
Ratios to average net assets including preferred*
  Expenses (before interest and other fees
    related to revolving credit facility)                       --                  --                  --                  --
  Expenses                                                      --                  --                  --                  --
  Net investment income                                         --                  --                  --                  --
Ratios to average net assets plus borrowing
  applicable to common shares*
  Expenses (before interest and other fees
    related to revolving credit facility)                     1.04%               1.13%                 --                  --
  Expenses                                                    2.65%               1.92%                 --                  --
  Net investment income                                       6.91%               7.59%                 --                  --
Ratios to average net assets applicable to
  common shares*
  Expenses (before interest and other fees
    related to revolving credit facility)                     1.39%               1.29%                 --                  --
  Expenses                                                    3.54%               2.20%               1.23%               1.30%
  Net investment income                                       9.23%               8.67%               9.23%               7.59%
  Portfolio turnover rate                                       90%                 82%                 88%                108%
  Shares outstanding at end of
    period (000's)                                         110,764             109,140              89,794              89,794

----------
(1)  Annualized.
(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
(3)  Total return calculations are attributable to common shareholders.
(4) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.
(5) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(6) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

                          Years Ended February 28 or February 29,
-------------------------------------------------------------------------------------------
   1994            1993            1992            1991            1990            1989
-----------     -----------     -----------     -----------     -----------     -----------
$     10.05     $      9.96     $      9.97     $     10.00     $     10.00     $     10.00
       0.60            0.60            0.76            0.98            1.06            0.72
      (0.05)           0.01           (0.02)          (0.05)             --              --
-----------     -----------     -----------     -----------     -----------     -----------
       0.55            0.61            0.74            0.93            1.06            0.72
      (0.60)          (0.57)          (0.75)          (0.96)          (1.06)          (0.72)
         --              --              --              --              --              --
         --              --              --              --              --              --
         --              --              --              --              --              --
       0.02            0.05              --              --              --              --
         --              --              --              --              --              --
-----------     -----------     -----------     -----------     -----------     -----------
$     10.02     $     10.05     $      9.96     $      9.97     $     10.00     $     10.00
===========     ===========     ===========     ===========     ===========     ===========
$      9.25     $      9.13              --              --              --              --
       8.06%          10.89%             --              --              --              --
       6.28%           7.29%           7.71%           9.74%          11.13%           7.35%
$   719,979     $   738,810     $   874,104     $ 1,158,224     $ 1,036,470     $   252,998
$        --     $        --     $        --     $        --     $        --     $        --
         --              --              --              --              --              --
         --              --              --              --              --              --
         --              --              --              --              --              --
         --              --              --              --              --              --
         --              --              --              --              --              --
         --              --              --              --              --              --
         --              --              --              --              --              --
         --              --              --              --              --              --
         --              --              --              --              --              --
         --              --              --              --              --              --
         --              --              --              --              --              --
       1.31%           1.42%           1.42%(2)        1.38%           1.46%(2)        1.18%(1)(2)
       6.04%           5.88%           7.62%(2)        9.71%          10.32%(2)        9.68%(1)(2)
         87%             81%             53%             55%            100%             49%(1)
      71,835         73,544          87,782         116,022         103,660          25,294

----------
(7) Pilgrim Investments, Inc., the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(8) The Manager agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.
(9)  Calculated on total expenses before impact of earnings credits.
* Ratios do not reflect the effect of dividend payments to Preferred Shareholders but do include on-going related expenses; income ratios reflect income earned on assets attributable to preferred shares.
** Asset coverage represents the total assets available for settlement of Preferred Stockholder's interest and notes payables in relation to the Preferred Shareholder interest and notes payable balance outstanding. The Preferred Shares were first offered November 2, 2000.
(A) Had the Trust not amortized premiums and accreted discounts, the ratio of net investment income to average net assets including preferred would have been 7.90% for three months ended May 31, 2001.
(B) Had the Trust not amortized premiums and accreted discounts, the ratio of net investment income to average net assets plus borrowings applicable to common shares would have been 8.09% for the three months ended May 31, 2001.
(C) Had the Trust not amortized premiums and accreted discounts, the ratio of net investment income to average net assets applicable to common shares would have been 11.15% for the three months ended May 31, 2001.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Pilgrim  Prime Rate Trust (the  "Trust"),  is  registered  under the  Investment
Company Act of 1940, as amended, as a diversified, closed-end, investment management company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the "`33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Senior Loan and Other Security Valuation. Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources believed to be reliable. Loans for which reliable quotations are not available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a "proxy" for changes in value. The Trust has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the "proxy" procedure described above. It is expected that most of the loans held by the Trust will be valued with reference to quotations from the independent pricing service or with reference to the "proxy" procedure described above.

     ING Pilgrim Investments, LLC ( the "Investment Manager") may believe that the price for a loan derived from market quotations or the "proxy" procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager that the Investment Manager believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Trust's Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Manager and monitored by the Trust's Board of Trustees through its Valuation Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the charactistics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure;
     (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral;
     (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and
     (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     At February 28, 2001, the Trust had capital loss carryforwards for federal income tax purposes of approximately $76,611,257 which are scheduled to expire through February 28, 2009.

     The Board of Trustees intends to offset any future net capital gains with the capital loss carryforwards until each carryforward has been fully utilized or expires.

C. Security Transactions and Revenue Recognition. Loans are booked on a settlement date basis and security transactions are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Interest income is recorded on an accrual basis at the then current interest rate of the loan. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. For all loans acquired prior to March 1, 2001, arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized over the shorter of 2.5 years or the actual terms of the loan. For all loans, except revolving credit facilities, acquired subsequent to February 28, 2001, arrangement fees are treated as discounts and accreted as described in Note 1.H. Arrangement fees associated with revolving credit facilities acquired subsequent to February 28, 2001 are deferred and recognized over the shorter of 4 years or the actual term of the loan. No such fees are recognized on loans which have been placed on non-accrual status.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for items such as the treatment of short term capital gains. These
     "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital. During the year ended February 28, 2001 the Trust reclassified $794,477 from paid in capital to accumulated net realized loss on investments, to reflect the treatment of permanent book/tax differences.

E. Dividend Reinvestments. Pursuant to the Shareholder Investment Program (formerly known as the Automatic Dividend Reinvestment Plan), DST Systems, Inc., the Plan Agent, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the stock on the valuation date. If the market price plus commissions is equal to or exceeds the net asset value, new shares are issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with generally accepted accounting principles in the United States of America. Actual results could differ from these estimates.

G. Share Offerings. During the year ended February 28, 1999, the Trust began issuing shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

H. Change in Accounting Principle. In November 2000 the American Institute of Certified Public Accountants (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). Effective March 1, 2001, the Fund adopted the provisions of the Guide and began amortizing premiums and accreting discounts on debt securities. Prior to March 1, 2001, the Trust had not amortized premiums nor accreted discounts. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $3,653,000 increase in the cost of securities and a corresponding $3,653,000 increase in net unrealized depreciation of investments, based on securities held by the Trust on March 1, 2001. The effect of this change during the three months ended May 31, 2001, was to increase net investment income by $1,209,000, increase unrealized depreciation of investments by $771,000 and increase net realized loss on investments by $448,000.

NOTE 2 -- INVESTMENTS

For the three months ended May 31, 2001, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $260,252,190 and $406,475,291, respectively. At May 31, 2001, the Trust held senior loans valued at $1,815,834,633 representing 96.9% of its total investments. The market value of these assets is established as set forth in
Note 1.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                  Date of        Cost or
                                                                Acquisition   Assigned Basis
                                                                -----------   --------------
American Blind and Wallpaper -- Common                            01/12/99               --
AM Cosmetics Corp. -- Common                                      06/08/99      $   385,610
AM Cosmetics -- Preferred Stock                                   06/02/99               --
Autotote Systems, Inc. -- Option                                  02/26/97               --
Boston Chicken -- Residual interest in Boston Chicken Trust       12/26/00        8,864,470
Breed Technologies -- Common                                      12/27/00        3,343,665
Capital Tool & Design -- Warrants                                 07/26/96               --
Casden Properties Operation -- Preferred Partnership Units        12/31/98               --
Covenant Care, Inc. -- Warrants                                   12/22/95               --
Electro Mechanical Solutions -- Warrants                          06/20/00               --
MP Holdings, Inc. -- Common                                       03/14/01                6
Murray's Discount -- Warrants                                     02/16/99               --
Scientific Games Corp. -- Common                                  05/11/01               --
Soho Publishing, Inc. -- Common                                   03/14/01              176
Vision Twenty-One -- Warrants                                     11/28/00               --
                                                                                -----------
Total restricted securities excluding senior loans (market value
  of $13,593,955 was 0.89% of net assets at May 31, 2001)                       $12,593,927
                                                                                ===========

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The Trust has entered into an Investment Management Agreement with the Investment Manager, a wholly-owned subsidiary of ING Pilgrim Group, LLC (the "Administrator"), to provide advisory and management services. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's average daily net assets plus borrowings.

The Trust has also entered into an Administration Agreement with the Administrator to provide administrative services and also to furnish facilities. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust's average daily net assets plus borrowings.

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTE 4 -- COMMITMENTS

The Trust has entered into both a 364 day and a five year revolving credit agreement, collateralized by assets of the Trust, to borrow up to $620 million from a syndicate of major financial institutions maturing July 15, 2003. Borrowing rates under these agreements are based on a fixed spread over LIBOR, the federal funds rate, or a commercial paper based rate. Prepaid arrangement fees for any unborrowed amounts are amortized over the term of the agreements. The amount of borrowings outstanding at May 31, 2001, was $366 million, at a weighted average interest rate of 4.9%, which represented 19.4% of net assets plus borrowings. Average borrowings for the the three months ended May 31, 2001 were $413,695,652 and the average annualized interest rate was 5.4%.

As of May 31, 2001, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Airgate PCS                                                         $  7,022,801
Alliance Data Systems                                                  1,785,714
AM Cosmetics                                                               1,997
Aurora Foods                                                             171,429
Avis Rent-A-Car                                                       11,333,333
Circus Circus                                                         12,055,555
Citadel Broadcasting                                                   4,500,000
Coinmach Laundry Corp.                                                 4,218,427
Crown Paper Co.                                                          688,340
Doshi Diagnostic                                                       1,000,000
Express Scripts, Inc.                                                 17,948,717
Hilton Hotels Corp.                                                      330,553
Humphrey's Inc.                                                          196,666
Huntsman Corporation                                                     106,035
Key Energy Group, Inc.                                                 8,916,667
Lamar Advertising                                                      4,200,000
Levi Strauss & Co.                                                     3,246,847
Meditrust Corp.                                                        7,058,824
Murray's Discount Auto Stores, Inc.                                    1,459,167
Packaging Corporation                                                  2,753,594
Premier Parks                                                          5,333,333
Rail America, Inc.                                                        97,162
Resort at Summerlin                                                    1,624,366
Southdown                                                              1,028,572
Station Casinos                                                       10,000,000
Suiza Fluid Dairy Group LP                                             9,472,050
URS Corporation                                                        4,000,000
US Aggregate                                                             155,592
Western Wireless                                                      10,000,000
                                                                    ------------
                                                                    $130,705,741
                                                                    ============

NOTE 5 -- RIGHTS AND OTHER OFFERINGS

On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

As of May 31, 2001, share offerings pursuant to shelf registrations were as follows:

               Registration          Shares             Shares
                   Date            Registered          Remaining
                   ----            ----------          ---------
                  6/11/98          15,000,000                 --
                  6/19/98          10,000,000          9,730,800
                  9/15/98          25,000,000         19,170,354
                  3/04/99           5,000,000          3,241,645

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

On November 2, 2000, the Trust issued 3,600 shares each of Series M, Series W and Series F Auction Rate Cumulative Preferred Shares, $.01 Par Value, $25,000 liquidation preference, for a total issuance of $270 million. Also, on November 16, 2000, the Trust issued 3,600 shares of Series T and Series Th Auction Rate Cumulative Preferred Shares, $.01 Par Value, $25,000, liquidation preference, for a total issuance of $180 million. All such Preferred Shares were outstanding as of February 28, 2001. Costs associated with the offering of approximately $5,244,654 were charged against the proceeds received upon issuance. The Trust used the net proceeds of the offering to partially pay down the then existing indebtedness. The Trust may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940. Preferred Shares pay dividends based on a rate set at auctions, normally held every 7 days. In the most instances dividends are also payable every 7 days, on the first business day following the end of the rate period.

NOTE 6 -- CUSTODIAL AGREEMENT

State Street Bank, Kansas City ("SSBKC") serves as the Trust's custodian and recordkeeper. Custody fees paid to SSBKC are reduced by earnings credits based on the cash balances held by SSBKC for the Trust. There were no earnings credits for the three months ended May 31, 2001.

NOTE 7 -- AFFILIATED TRANSACTIONS

During the three months ended May 31, 2001, the Trust purchased and sold holdings in senior loans from/to affiliated funds managed by the Investment Manager at prices determined by the Investment Manager to represent market prices. The cost of purchased loans was $3,338,125 and the proceeds and cost of sold loans were $47,965,596 and $47,768,191, respectively, excluding any benefit to the Trust from the recognition of deferred arrangement fees.

NOTE 8 -- SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Manager believes, at the time of acqusition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. The Trust may invest up to 5% of its total assets, measured at the time of investment, in subordinated loans and unsecured loans. As of May 31, 2001, the Trust held 2.5% of its total assets in subordinated loans and unsecured loans.

NOTE 9 -- SUBSEQUENT EVENTS

Subsequent to May 31, 2001, the Trust paid to Common Shareholders the following dividends from net investment income:

      Per Share Amount    Declaration Date    Record Date    Payable Date
      ----------------    ----------------    -----------    ------------
          $ 0.058            05/31/2001        06/11/2001     06/22/2001
            0.054            06/29/2001        07/10/2001     07/23/2001

                            Pilgrim Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of May 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Subsequent to May 31, 2001, the Trust paid to Preferred Shareholders the following dividends from net investment income:

                 Total
Preferred      Per Share          Auction                 Record                  Payable
 Shares          Amount            Dates                   Dates                   Dates
 ------          ------            -----                   -----                   -----
Series M        $131.98      6/4/01 to 7/16/01      6/11/01 to 7/23/01       6/12/01 to 7/24/01
Series T        $133.67      6/5/01 to 7/17/01      6/12/01 to 7/24/01       6/13/01 to 7/25/01
Series W        $132.04      6/6/01 to 7/18/01      6/13/01 to 7/25/01      6/14/01/ to 7/26/01
Series Th       $133.37      6/7/01 to 7/19/01      6/14/01 to 7/26/01       6/15/01 to 7/27/01
Series F        $132.96      6/1/01 to 7/13/01       6/8/01 to 7/20/01       6/11/01 to 7/23/01

            Management's Additional Operating Information (Unaudited)

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At a Special Meeting of Trust Shareholders, held August 6, 1998, Shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including
(i) investing in loans in any form of business entity, as long as the loans otherwise meet the Trust's requirements regarding the quality of loans in which it may invest; (ii) the treatment of lease participations as Senior Loans which would constitute part of the 80% of the Trust's assets normally invested in Senior Loans; (iii) investing in all types of hybrid loans that meet credit standards established by the Investment Manager constituting part of the 20% of the Trust's assets that may be invested in Other Investments; (iv) the ability to invest up to 5% of its total assets in both subordinated loans and unsecured loans which would constitute part of the 20% of the Trust's assets that may be invested in Other Investments.

Additionally, another policy change approved by the Board of Trustees of the Trust, which does not require shareholder approval, permits the Trust to accept guarantees and expanded forms of intangible assets as collateral, including copyrights, patent rights, franchise value, and trademarks. Another policy change approved by the Board, that does not require shareholder approval, provides that 80% of the Trust's gross assets, as opposed to 80% of its net assets, may normally be invested in Senior Loans.

The Trust's Manager considered the evolving nature of the syndicated loan market and the potential benefits to the Trust and its shareholders of revising the restriction to permit the Trust to invest in loans other than Senior Loans and the increase in the number of attractive investment opportunities available to the Trust due to the change.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Program, please contact the Shareholder Servicing Agent at (800) 992-0180.

INVESTMENT MANAGER

ING Pilgrim Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

ADMINISTRATOR

ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-992-0180

INSTITUTIONAL INVESTORS AND ANALYSTS

Call Pilgrim Prime Rate Trust
1-800-336-3436, Extension 2217

DISTRIBUTOR

ING Pilgrim Securities, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT

DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64141-9368

CUSTODIAN

State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL

Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS

KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

WRITTEN REQUESTS

Please mail all account inquiries and other comments to:

Pilgrim Prime Rate Trust Account
c/o ING Pilgrim Group, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

TOLL-FREE SHAREHOLDER INFORMATION

Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-992-0180

A prospectus containing more complete information regarding the Trust, including charges and expenses, may be obtained by calling ING Pilgrim Securities, Inc., Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

[LOGO] ING PILGRIM                                            PRT1Q053101-072701